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                                                                    Exhibit 32.1

                               HEALTH GRADES, INC.

                  CERTIFICATION BY THE CHIEF EXECUTIVE OFFICER
      PURSUANT TO RULE 15D-14(b) UNDER THE SECURITIES EXCHANGE ACT OF 1934

         I, Kerry R. Hicks, Chief Executive Officer of Health Grades, Inc., a Delaware corporation (the "Company"), hereby certify that, based on my knowledge:

         (1) The Company's annual report on Form 10-K for the year ended December 31, 2003 (the "Form 10-K") fully complies with the requirements of
Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

         (2) The information contained in the Form 10-K fairly presents, in all material respects, the financial condition and results of operations of the Company.

                                    *   *   *

KERRY R. HICKS
--------------------
Kerry R. Hicks
President and CEO

Date: March 30, 2004